ANNUAL MEETING OF STOCKHOLDERS  EL DORADO, ARKANSAS  MAY 10, 2017    ROGER W. JENKINS  PRESIDENT & CHIEF EXECUTIVE OFFICER      MURPHY OIL CORPORATION

Cautionary Statement

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "resource", "gross resource", "recoverable resource", "net risked P_{MEAN} resource", "recoverable oil", "resource base", "EUR" or "estimated ultimate recovery" and similar terms that the SEC's rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website and from Murphy Oil Corporation's website at http://ir.murphyoilcorp.com.

Forward-Looking Statements – This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as "aim", "anticipate", "believe", "drive", "estimate", "expect", "expressed confidence", "forecast", "future", "goal", "guidance", "intend", "may", "objective", "outlook", "plan", "position", "potential", "project", "seek", "should", "strategy", "target", "will" or variations of such words and other similar expressions. These statements, which express management's current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to, increased volatility or deterioration in the level of crude oil and natural gas prices, deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves, reduced customer demand for our products due to environmental, regulatory, technological or other reasons, adverse foreign exchange movements, political and regulatory instability in the markets where we do business, natural hazards impacting our operations, any other deterioration in our business, markets or prospects, any failure to obtain necessary regulatory approvals, any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices, and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website and from Murphy Oil Corporation's website at http://ir.murphyoilcorp.com. Murphy undertakes no duty to publicly update or revise any forward-looking statements.

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 2

Agenda    Business Environment   Business Update  Portfolio Review  Looking Ahead          MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR

BUSINESS ENVIRONMENT

www.murphyoilcorp.com    NYSE: MUR    $0    $10    $20    $30    $40    $50    $60    $70    $80    $90    $100    $110    $120    $130    $140    Jan 12    Feb 12    Mar 12    Apr 12    May 12    Jun 12    Jul 12    Aug 12    Sep 12    Oct 12    Nov 12    Dec 12    Jan 13    Feb 13    Mar 13    Apr 13    May 13    Jun 13    Jul 13    Aug 13    Sep 13    Oct 13    Nov 13    Dec 13    Jan 14    Feb 14    Mar 14    Apr 14    May 14    Jun 14    Jul 14    Aug 14    Sep 14    Oct 14    Nov 14    Dec 14    Jan 15    Feb 15    Mar 15    Apr 15    May 15    Jun 15    Jul 15    Aug 15    Sep 15    Oct 15    Nov 15    Dec 15    Jan 16    Feb 16    Mar 16    Apr 16    May 16    Jun 16    Jul 16    Aug 16    Sep 16    Oct 16    Nov 16    Dec 16    Jan 17    Feb 17    Mar 17    Apr 17    May 17    US$/bbl    WTI    Brent      Historical Crude Oil Prices      MUSA Spin-Off      2012    2013    2014    2015    2016    2017

MURPHY OIL CORPORATION  www.murphyoilcorp.com    NYSE: MUR    Oil & Natural Gas Vital Part of Energy Mix for Multi-Decades    IEA (International Energy Agency)  •Paris-Based Energy Research Arm of OECD     •35 Member Countries, Mostly Mature Economies      •Advocate of More Aggressive Climate Policies    •Hundreds of Analysts & Modelers         Why IEA?  •Independent, Non-Industry, Globally Recognized, Pro-Climate Policy Think Tank      •Analyzed and Compared Scenarios from Industry, MIT & IHS        Scenario: New Policies (NP) –IEA’s Base Case  •Nationally Determined Contributions (NDCs) to CO2Reduction Agreed to in Paris are Implemented        Why NP?  •Based on Actual Paris Agreement    •Conservative Outlook for Fossil Fuels          0    50    100    150    200    250    300    350    400    2014    2020    2025    2030    2035    2040    World Energy Demand, MMboepd*    Oil    Gas    Coal    Nuclear    Hydro    Bioenergy    Other Renewables    US Oil        *MMboepd: Million Barrels of Oil Equivalent per Day    Source: IEA

MURPHY OIL CORPORATION    7    www.murphyoilcorp.com    NYSE: MUR    IEA New Policies –Conservative & Realistic Base Scenario    IEA Scenarios  •Current Policies (CP): No Enhanced Global Effort to Lower Emissions    •New Policies (NP): Nationally Determined Contributions (NDCs) to CO2Reduction Agreed to in Paris are Implemented    •450 (2°C): Much More Aggressive Climate Policies Adopted Immediately to Meet Goal of Limiting Global Warming to Less than 2°C        0    50    100    150    200    250    300    350    400    2014 Actual    -    IEA CP    IEA NP (Base)    IEA 450 (2°C)    IHS Base    MIT Base    Shell Mountains    BP Base    ExxonMobil Base    Energy Demand by Fuel in 2040, MMboepd    Oil    Gas    Coal    Nuclear    Hydro    Bioenergy    Other Renewables            45%    51%    55%    52%    55%    50%    54%    57%    52%    Scenario     Oil Demand Peak       IEA CP     Beyond 2040       IEANP (Base)     Beyond2040       IEA 450     2020       IHS Base     2038       MIT Base     Beyond2050       ShellBase     2020-2030       BP Base     Beyond 2040       ExxonMobil Base     Beyond2040             Source: IEA

MURPHY OIL CORPORATION    8    www.murphyoilcorp.com    NYSE: MUR    0    20    40    60    80    100    120    1990    2000    2010    2020    2030    2040      IEA Climate Scenarios    •Upper Range Target: Keep Warming Below 2°C by 2100 (IEA 450)    •Agreed Upon Plan: NDCs, First World Nations Provide Subsidies to Third World Nations of ~$100 BN / Year (IEA NP)    •U.S. Policy Change Endangers Limited Paris Progress(IEA CP)    •Repealing the Clean Power Plan    •Possible Exit from Paris Agreement            IEA Current Policies (No Paris NDCs)    IEA New Policies (Paris NDCs)    IEA 450 (Paris 2°C)    Source: IEA    IEA 450 (2°C) is a Hypothetical Scenario: There is No Plan to Achieve it      World Oil Demand, MMbopd

MURPHY OIL CORPORATION    9    Wind Energy Faces Many Challenges    •Regions of the U.S. that Consume the Most Energy Get the Least Wind        Sources: Bloomberg New Energy Finance, National Renewable Energy Laboratory        U.S. Wind Exposure        Darker Blue = More Wind

MURPHY OIL CORPORATION    10    www.murphyoilcorp.com    NYSE: MUR    0.0    0.5    1.0    1.5    2.0    2.5    3.0    2016    2017    2018    2019    2020    2021    2022    2023    2024    2025    2026    2027    2028    2029    2030    2031    2032    2033    2034    2035    2036    2037    2038    2039    2040    Global Battery Materials Demand Forecast from Electric Vehicle Sales (Mt*)    Lithium (tons)    Cobalt (tons)    Nickel (tons)    Manganese (tons)    Demand Forecast from Bloomberg (~3 x as many EVs in 2040 as IEA NP)      Global Growth of Electric Vehicles    Sources: Bloomberg New Energy Finance    Reserves are Concentrated in China, Congo, Bolivia, & Chile –Could Present Development Challenges    Steep Production Ramp-Up Could Present Additional Challenges    Non-EV Battery Demand Compounds Challenges    *Mt: Million tons

MURPHY OIL CORPORATION    11    www.murphyoilcorp.com    NYSE: MUR    Efficiency & Conservation vs People & Income    More Humans + Higher Incomes = More Transportation + More Electricity  (Oil)                   (Natural Gas/Coal)            Swelling Global Middle Class       2009     2020     2030       1.8 BN     3.2 BN     4.9 BN         Real Income Growth 2014-40       Mature     Emerging     World       1.8%     4.4%     3.4%         Efficiency & Conservation Will Not Be Sufficient  •People Use Less Energy per $1 of Income Each Year    •1990 -2005:  1.4% Less per Year    •2006 -2014: 1.9%Lessper Year    •2015 -2040: 2.3%Lessper Year (IEA NP Scenario)    •Population & Incomes Growing Faster Than Efficiency Gains              Sources: UN, Brookings Institution, IEA          0    1    2    3    4    5    6    7    8    9    10    1990    2000    2010    2020    2030    2040    2050        1.5 BN New People    1.2 BN Without Electricity      2.7 BN Cook with Wood & Cow Dung    Amount of People Accessing Energy Could Increase 62% by 2040     0    1    2    3    4    5    6    7    8    9    10    2014    2040    OECD    Non-OECD Asia    Africa    Rest non-OECD      World Population, BN

12    MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    Passenger Vehicles    Maritime    Freight    Aviation    Petrochemical Feedstock    0    10    20    30    40    50    60    70    80    90    100    110    2015    2040    Steam/Process Heat    Buildings    Power Generation    Other      Difficult to Replace Oil    Transport Accounts for ~55% of Oil Demand      0    200    400    600    800    1000    1200    1400    1600    1800    2000    Electric Vehicle Fleet    Conventional Vehicle Fleet      EV Impact on Oil Demand is ~1.3 MMbopd    EVs Grow from 0.1% to 7.5% of Vehicles    2015    2040    Efficiency Gains Offset Vehicle Growth    Sources: IEA NP    51% Very Difficult to Substitute for Oil        Lithium Ion …    Lead Acid Batteries    Compressed Hydrogen    Natural Gas    Methanol    Ethanol    Liquified Natural Gas    LPG (Propane/Butane)    Gasoline    Diesel/Heating Oil    Jet Fuel    Wood    Coal    0    10    20    30    40    0    50    100    150    Energy per Unit of Volume    Energy per Unit of Weight    Oil Products Contain the Most Amount of Energy, Take up the Least Space, Weigh the Least      Energy Density of Fuel Sources    Oil Demand by End-Use, MMbopd        Passenger Vehicles, MM

MURPHY OIL CORPORATION    13    www.murphyoilcorp.com    NYSE: MUR    Hun    Tur    Pol    Slov    Fin    Nor    Rom    Czech    Neth    Fra    UK    Aus    Greece    Bel    Port    Ita    Ire    Swe    Spa    Denmark    Germany    0    5    10    15    20    25    30    35    0    200    400    600    800    1000    1200    Electricity Price €cents/kWh    U.S.      0    40    80    0    50    100    1    2    3    4    5    6    7    8    9    10    11    12    13    14    15    16    17    18    19    20    21    22    23    24    Percent of Capacity    Hour of the Day (midnight to midnight)    Percent of Solar Capacity Operating    Percent of Wind Capacity Operating    Electricity Demand Pattern          Increasing Power Generation Energy Demand    0    20    40    60    80    100    120    140    160    180    1990    2014    2020    2025    2030    2035    2040    Coal    Gas    Oil    Nuclear    Hydro    Bioenergy    Other Renewables      More Wind & Solar Capacity Increases the Price of Electricity    The Sun Doesn’t Shine & the Wind Doesn’t Blow at Peak Demand Time    Renewables Grow at 7% per Year but Only Make up 12% of Capacity by 2040    Sources: Eurostat, BP, IEA NP    Demand Pattern (Price in $/MWh)    Installed Wind & Solar, Watts per Capita    Wind & Solar Capacity vs Demand in Texas    Installed Wind & Solar Capacity vs Electricity Price     World Power Generation by Fuel, MMboepd

MURPHY OIL CORPORATION    14    www.murphyoilcorp.com    NYSE: MUR      Carbon Emissions    0%    25%    50%    75%    100%    2000    2005    2010    2015    Coal    Natural Gas    Oil    Hydro    Nuclear    Renewables      0.0    0.5    1.0    1.5    2.0    2.5    3.0    2001    2002    2003    2004    2005    2006    2007    2008    2009    2010    2011    2012    2013    2014    2015    2016    Coal    Natural Gas    Oil      20    22    24    26    28    30    32    34    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009    2010    2011    2012    2013    2014    2015    2016          Sources: Bloomberg New Energy Finance, IEA    0    5    10    15    20    25    30    35    40    1990    2014    2020    2025    2030    2035    2040    Mature     Emerging       Natural Gas Displacement of Coal has Caused a Plateau in Emissions    Future Emissions Driven by Emerging Economies    Emissions Have Been Driven Down by Natural Gas Displacement of Coal      *Bt: Billion tons    US Power Generation Shares    Global CO2Emissions from Energy, Bt    CO2 Emissions from Energy, Bt    CO2Emissions from US Power Gen., Bt

MURPHY OIL CORPORATION    15    www.murphyoilcorp.com    NYSE: MUR      Increasing Global Oil Supply & Demand    Source: IEA NP    40 MMbopdNew Supply Needed by 2040 (Ignoring Unconventional Decline)  180 Bbbls Over Whole Period (~9x Exxon’s Reserves)    0    20    40    60    80    100    120    2015    2020    2025    2030    2035    2040    Conv. Base    Conv. Sanc.    Unconv.    Conv. Unsanc.    IEA New Policies Oil Demand    IEA 450 Oil Demand    IEA Current Policies Oil Demand      0    20    40    60    80    100    120    2015    2020    2025    2030    2035    2040    Proc. Gains    Rest OPEC    Middle East    Rest non-OPEC    Brazil    China    Russia    Mexico    Canada    US      Oil Supply & Demand, MMbopd    Oil Supply Sources, MMbopd

MURPHY OIL CORPORATION    16    www.murphyoilcorp.com    NYSE: MUR    21%    3%    54%    6%    16%    Crude Oil    NGLs    Natural Gas      Murphy Resources & Economics    2P Reserves & Risked Exploration  3.6 BNBOE2016 YE        Onshore Liquids Break-Evens & Well Counts     322    759    864    293    175    795    0    200    400    600    800    1,000    <$30    $30-$35    $35-$40    $40-$45    $45-$50    >$50    Well Count    WTI Break-Even Oil Price* ($/bbl)    EFS    Kaybob    Placid      $0    $2    $4    $6    $8    $10    $12    LOE ($/BOE)      Source: Company Filings (CHK, COG, DVN, ECA, EOG, NFX, PXD, RRC, SWN, WLL, XEC)  Note: Excludes Syncrude    0.0    0.5    1.0    1.5    2018    2019    2020    2021    2022    2023    2024    2025    2026    2027    2028    BCFD    Montney    Kaybob Placid    Brunei    Block H    SK Gas    N. Amer.Associated      Net Risked Oil & Natural Gas    Natural Gas in Murphy’s Long-Range Plan    MUR Onshore    2016 Onshore E&P LOE $/BOE

MURPHY OIL CORPORATION    17    www.murphyoilcorp.com    NYSE: MUR    Oil & Natural Gas Vital Part of Energy Mix for Multi-Decades    •Global Energy Demand Highly Likely to Continue to Grow    •Oil & Natural Gas Will Be Needed to Enhance Lives of Growing Global Middle Class    •Oil Has Unique Usefulness in Growing Heavy Transport and Petrochemicals    •Natural Gas is the Lower-Carbon, Low-Cost Complement to Intermittent Renewables    •Continued E&P Spending Will Be Required Primarily Due to Decline of Existing Wells      Murphy Oil is Well-Positioned to Meet the World’s Energy Needs for Many Decades to Come With Its Diversified and Low-Cost Assets

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    18    PORTFOLIO REVIEW      BUSINESS UPDATE

MURPHY OIL CORPORATION    19    www.murphyoilcorp.com    NYSE: MUR    0.00    0.05    0.10    0.15    0.20    0.25    0.30    0.35    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct    Nov    Dec    Oil Spills = 1 BBL per MMboe    2015 Spill Rate    2016 Spill Rate      Outstanding Year in Safety & Environmental Performance    Safety  •Global Employees Recordable Incident Free in 2016    •US Onshore 70% Reduction in Total Recordable Incidents      Environment  •Gulf of Mexico Spill-Free 3+ Years     •57% Reduction in Spills from 2015 –2016             0    5,000    10,000    15,000    20,000    25,000    30,000    35,000    40,000    0.0    0.5    1.0    1.5    2.0    2.5    3.0    3.5    4.0    4.5    5.0    2014    2015    2016    US Onshore    US Offshore    Canada    Malaysia    Intensity (Right Axis)      Greenhouse Gas Emissions (MM tonnesCO2e)    Greenhouse Gas Intensity (CO2e/MMboe)    TRIR (Total Recordable Incident Rate) is the Number of Incidents per 200,000 Man Hours of Work    Spill Rate    Greenhouse Gas Emissions Per Business Unit (CO2e)    TRIR    0    0.1    0.2    0.3    0.4    0.5    0.6    0.7    0.8    0.9    2012    2013    2014    2015    2016    Combined TRIR

Murphy Oil Corporation Overview

What We Do

- Develop **DIFFERENTIATED PERSPECTIVES** in Underexplored Basins & Plays
- Continue to be a **PREFERRED PARTNER** to National Oil Companies & Regional Independents
- **BALANCE** our Free Cash Generating Offshore Business with our Low Risk Advantaged NA Onshore Unconventional Business
- **DEVELOP AND PRODUCE** Fields in a Safe, Responsible, Timely, & Cost Effective Manner
- **ACHIEVE AND MAINTAIN** a Sustainable, Diversified, & Price Advantaged Oil Weighted Portfolio that Will Grow Long Term Within Cash Flows

Where We Work


Duvernay
Montney
Calgary
Hibernia
Terra Nova
El Dorado
Houston
Eagle Ford Shale
US Gulf of Mexico
Mexico Deepwater
Ho Chi Minh City
Vietnam
Kuala Lumpur
Malaysia/Brunei
Vulcan Basin
Perth
Ceduna Basin
Exploration/Production
Office

Mar 2013 – Operations in 12 Countries, Offices in 13 Countries
Today – Operations in 6 Countries, Offices in 5 Countries

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 20

MURPHY OIL CORPORATION    21    www.murphyoilcorp.com    NYSE: MUR    2016 At a Glance    Stabilizing Production & Progressing the Portfolio  •Cash Generating Offshore Production 83 Mboepd    •Low Risk, Growing Onshore Production 84 Mboepd    •Increased Long Term Growth Opportunity Through Advantageous Portfolio Re-Balancing    •Exited High Cost Heavy Oil –Entered New Unconventional Play & Expanded Offshore Exploration Portfolio          *Excludes $207 MM Acquisition Costs of Kaybob/Placid    Maintaining Balance Sheet Strength Through Capital Discipline  •Decreased 2016 Capital Spend 72% to $605 MM*    •Low Leverage with Appropriate Liquidity & Manageable Debt Maturities    •Entered Into a New Unsecured Revolver –Undrawn at YE    •Reduced Controllable Costs Across the Company 28% Y-O-Y    •~$1.0 BN Cash on Balance Sheet           160,000    165,000    170,000    4Q 16    FY 17 E    Net Production, BOEPD    164      Net Production**    **Adjusted for asset sales    Source: FactSet(as of March 30, 2017) & Bloomberg (Production as of February 21, 2017 & Net Debt/EBITDAX as of March 29, 2017)    0    0.5    1    1.5    2    2.5    3    3.5    4    4.5    5    COG    XEC    PXD    EOG    MUR    APC    APA    MRO    NFX    DVN    NBL    ECA    HES    SWN    RRC    WLL    CHK    2017 E Net Debt/EBITDAX    2017E Net Debt/EBITDAX (Adjusted)    Mean 2017E Net Debt/EBITDAX (Adjusted)      2017E Net Debt/EBITDAX (Adjusted)    165

MURPHY OIL CORPORATION    22    2016 Peer Net Income (Loss)     (6,500)    (5,500)    (4,500)    (3,500)    (2,500)    (1,500)    (500)    500    MUR    COG    XEC    RRC    PXD    ECA    NBL    EOG    NFX    WLL    APA    MRO    SWN    APC    DVN    COP    CHK    HES    $ Millions      Source:  Bloomberg

MURPHY OIL CORPORATION    23    www.murphyoilcorp.com    NYSE: MUR    67%    33%      35%    32%    3%    7%    23%    Eagle Ford Shale    Canada Onshore    Canada Offshore    GOM    Malaysia      2016 Proved Reserves  685 MMboe    Murphy’s Reserve Base    Onshore    Offshore    50% PDP    58% Liquids & Oil-Indexed Natural Gas    Preserving Oil-Weighted & Diversified Reserve Base   •Added 52 MMboe Reserves in Acquisitions    •Increased Reserve Life Index to 10.6 Years    •3 Year Reserves Life Increase of 16%     •3 Year Rolling Average of Reserves Replacement 154%    •3 Year Cumulative F&D Costs of ~$16/boe         -     100     200     300     400     500     600     700     800    2002    2003    2004    2005    2006    2007    2008    2009    2010    2011    2012    2013    2014    2015    2016    Proved Reserves, MMboe    Murphy Proved Reserves    Proved Offshore    Proved Onshore          Syncrude  Divestiture

MURPHY OIL CORPORATION    24    www.murphyoilcorp.com    NYSE: MUR    Continued Cost Focus    $5    $7    $9    $11    $13    2014    2015    2016        $200    $250    $300    $350    $400    2014    2015    2016      Lease Operating Expense* ($/BOE)    *Excludes both Syncrude and Severance & Ad Valorem Taxes    G&A Expense ($MM)

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    25    $0.0    $0.5    $1.0    $1.5    $2.0    $2.5    $3.0    $3.5    $4.0    SWN    PXD    WLL    APC    HES    NFX    DVN    MRO    CHK    ECA    NBL    COG    XEC    EOG    RRC    MUR    APA    Equity Issuances ($MM)    Source:  Bloomberg, as of March8, 2017      •No Issuance of Equity in Downturn    •Reduced Capital Expenditures    •Lowered Costs Across the Organization    •Retooled Portfolio Opportunistically    •Maintained Top Quartile Dividend Yield          $0.00    $0.20    $0.40    $0.60    $0.80    $1.00    $1.20    $1.40    $1.60    MUR    APA    HES    EOG    DVN    NBL    XEC    APC    MRO    PXD    COG    RRC    ECA    CHK    NFX    SWN    WLL    Dividend $    2014    2015    2016      Source:  Bloomberg    Preserved Shareholder Value      .I          .I          .I          .I          .I          .I          .Issued Equity 1Q 16        Payer    Reducer    Small Payer    Zero            Dividend Comparison 2014 –2016     Equity Issuances 2015 –2016   $22 BN Equity Issuances

MURPHY OIL CORPORATION    26    www.murphyoilcorp.com    NYSE: MUR      41%    4%    5%    16%    4%    2%    12%    3%    13%    Eagle Ford Shale    Tupper Montney    Placid Montney    Kaybob Duvernay    Canada Offshore    GOM    Malaysia    Other    Exploration      2017 Total Capex, $890 MM**    NA Onshore  66%    Offshore  34%    Field Development & Development Drilling ~85%    **Inclusive of Kaybob Duvernay carry  Guidance Assumes $52/bblWTI & $3.10/McfHH    *Adjusted for AssetSales    Financial Strategies  •Targeting Cash Flow Neutrality at $52 WTI    •Preserving Financial Strength & Liquidity While Maintaining Dividend    •Continuing to Focus on Cost Structure & Efficiencies    •Stabilizing Production to Prepare for Future Growth      Operating Strategies  •Appraising Oil Window in Duvernay Shale    •Driving Efficiencies While Delineating Multi-Zones in Eagle Ford Shale    •Participating in High Return Offshore Projects    •Returning to Exploration at Bottom of Cost Cycle      2017 Annual Capex Guidance at $890 MM   •$590 MM Allocated to NA Onshore Unconventional    •Onshore Production Growth ~9% Y-O-Y*      2017 Production Guidance  •FY 17 Guidance 162 –168 Mboepd, 62% Liquids           2017 Production & Capex Guidance

ONSHORE PORTFOLIO REVIEW

North America Onshore Operations



Montney
Duvernay
Eagle Ford Shale

Significant Operated Positions in Three Growing, Premier Unconventional Basins

- 2 Developed Plays & 1 Emerging Play
- Low Cost Entry

Transfer Learnings & Technical Expertise

Onshore Production & Reserve Life

- ~9% Y-O-Y Production Growth
- 2017 Guidance ~91 Mboepd
- Reserve Life Index of 13.6 Years

Scalability

- Stacked Pay Potential
- Multiple Large, Contiguous Acreage Positions

Economic & Resource Upside

- Early Stages of Development in Kaybob Duvernay, Austin Chalk, & Upper Eagle Ford Shale
- EUR Improvements of 10-100+% Since 2014 in Eagle Ford Shale & Tupper Montney
- Resource Upside from Completion Design & Lateral Placement

Decreasing Costs

- Top Quartile NA Onshore LOE ~$7.35/boe with Onshore E&Ps
- Continuous Improvement in D&C Costs

2016 Proved Reserves



9% NGL
45% Oil
46% Natural Gas
47%
53%
460 MMboe
Eagle Ford Shale
Canada Onshore

FY 16 Production**



8% NGL
44% Oil
48% Natural Gas
2%
1%
39%
58%
84 Mboepd
Eagle Ford Shale
Tupper Montney
Kaybob
Placid

Well Locations



15%
20%
65%
5,800 Locations
PDP
High Return Locations***
Other Remaining Locations

**Adjusted for Asset Sales*
***Excludes Syncrude and Seal*
****High Return Locations ≥25% IRR @ $60WTI & $2.85HH*

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 28

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    29    Onshore Operations              Water 99.2%        Acid 0.07%    Corrosion Inhibitor 0.05%    Friction Reducer 0.05%    Clay Control 0.034%    Crosslinker 0.032%    Scale Inhibitor 0.023%    Breaker 0.02%    Iron Control 0.004%    Biocide 0.001%                        Gellant 0.5%      Other  0.8%    Average Hydraulic Fracturing Fluid Composition for US Shale Plays    Source: Frac Focus                                Frac Design    Lateral Length                      Toe    Heel

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    30        Eagle Ford Shale Overview      Oil    Cond.    Gas                                  La Salle    Atascosa    McMullen    Karnes    Wilson    Dimmit    74%    12%    14%    Oil    Natural Gas    NGL    49  Mboepd    FY 16 Production      *Operated & Non-Operated as of December 31, 2016  Note: High Return Locations =25% IRR @ $60 WTI & $2.85 HH    75%    11%    14%    2016 Proved Reserves    Oil    Natural Gas    NGL    243  MMboe        29%    71%    Well Locations    PDP    Remaining Locations    2,815 Locations      Remaining Resource Potential 800+ MMboewith Over 2,000 Remaining Locations   ~1,150 High Return Locations    Karnes  •~11,200 Net Acres at 40 to 80 Acre Spacing    •~240 Total Wells Online*     •Austin Chalk –Resource Upside           Catarina  •~48,000 Net Acres at 70 to 130 Acre Spacing    •~160 Total Wells Online*    •Austin Chalk –Resource Upside           Tilden/N. Tilden   •~77,400 Net Acres at 40 to 90  Acre Spacing    •~400 Total Wells Online*

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    31    Eagle Ford Shale Highlights    $0.0    $0.2    $0.4    $0.6    $0.8    $1.0    $1.2    $1.4    $1.6    $1.8    0    10    20    30    40    50    60    70    2012    2013    2014    2015    2016    2017 E    Capital Expenditures ($BN)    Net Production (Mboepd)    Net Production    Production (mboepd)    Capex ($BN)          •Stable Production in 2017 with ~$370 MM Capex     •Delivers ~$500 MM Cash Flow in 2017 at $52 WTI, $3.10 HH    •Bringing 72 Wells Online in 2017    •2016 Reserves 243 MMboe (89% Liquids)    •42% Reduction in D&C Costs 2012 to 2016    •24% Increase in EUR per Completed Lateral Foot Since 2014            1,000    1,500    2,000    2,500    3,000    3,500    4,000    4,500    5,000    5,500    6,000    $0    $1    $2    $3    $4    $5    $6    $7    $8    2012    2013    2014    2015    2016    2017 E    Lateral Length (ft) & Sand (lb/ft)    Cost per well ($MM)    Drilling & Completion    Drilling    Completion    Lateral Length    Sand lb/ft

MURPHY OIL CORPORATION    32    Successfully Executing in Shale Plays –EUR Enhancement    Higher EURs are Key  •Increase EURs per Well by Utilizing Innovative Completion Technologies    •Longer Laterals Approaching 10,000 ft in Tupper Montney & Kaybob Duvernay    •Higher Concentration Sand Fracs, Up to 2,000 lbs/ft in Tupper Montney    •Tighter Frac Cluster Spacing        0    20    40    60    80    100    0    10    20    30    40    50    60    70    80    90    100    110    Cumulative Gross MBOE    Days on Production    Karnes Lower Eagle Ford Example    LEFS TC Cumulative BOE    LEFS Average (6 Wells)        LEFS Type Curve EUR 505 MBOE    45% Increase

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    33    Tupper Montney Overview            British Columbia      Alberta          TCPL      Murphy Natural Gas Gathering        Enbridge Facility      100%    2016 Proved Reserves    NaturalGas    157  MMboe      100%    NaturalGas    33  Mboepd    FY 16 Production      14%    86%    PDP    Remaining Locations    1,700 Locations    Well Locations      Tupper Montney  •~100,000 Net Acres    •320 MMcfdPlant Capacity (Gross)    •~230 Total Wells Online*    •20 Year Processing Arrangement with Enbridge          Over 1,450 High Return Locations  Large Resource Potential  •14 TCF Net Resource    •28 TCF Original Gas in Place (OGIP)    •Improved EUR from 10 -14 to ~17 BCF          Lock in Returns & Cash Flow with Hedges  Full Cycle Break-Even <C$2.00/McfAECO  Exploring Expansion Options    *Operated & Non-Operated as of December 31, 2016  Note: High Return Locations =25% IRR @ $60 WTI & $2.85 HH

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    34    Tupper MontneyHighlights    $0.0    $0.1    $0.1    $0.2    $0.2    $0.3    $0.3    $0.4    $0.4    0    5    10    15    20    25    30    35    40    2011    2012    2013    2014    2015    2016    2017 E    Capital Expenditures ($BN)    Net Production (Mboepd)    Net Production    Production (mboepd)    Capex ($BN)          •Stable Production in 2017 with ~$35 MM Capex     •Delivers ~$85 MM Cash Flow in 2017 at $52 WTI, $3.10 HH    •2016 Reserves 943 Bcf (157 MMboe)    •Recent Wells Outperforming Type Curve     •30% Reduction in D&C Costs While Increasing Lateral Lengths 25% from 2014 to 2016    •Drilled Longest Lateral to Date >9,800 ft    •Leading Low-Cost Operator in the Play             -     500     1,000     1,500     2,000     2,500     -     50     100     150     200     250     300     350     400     450    Cumulative Gas Produced, MMcf    Days on Production    Tupper MontneyRecent Completions         14-01 Pad      13-02 Pad    13-02  (9,360 ft)    17 BCF    14 BCF    10 BCF    14-01   (8,240ft)

Kaybob Duvernay Overview


Kaybob North
Kaybob East
Simonette
NET PAY CUTOFF
OIL
Kaybob West
Two Creeks
Keyera
Simonette
OIL
CONDENSATE
Pipeline
Battery
Facility
Semcams
Kaybob
Saxon
CONDENSATE
GAS
0
10 Miles

Kaybob Duvernay

- 70% WI, Operatorship
- ~140,000 Net Acres
- Murphy Operatorship: May 2016

~1,100 High Return Locations

Low Entry Cost – Top Quartile Field Life F&D

Ownership in Local Infrastructure with Capacity

Multi-Year Running Room with Resource Upside

Long Term Condensate Demand from Regional Heavy Oil Projects

Leveraging In-House Technical Expertise

Delineating New Unconventional Growth Asset

Note: High Return Locations ≥25% IRR @ $60WTI & $2.85HH

2016 Proved Reserves


8%
54
MMboe
49%
43%
Oil
Natural Gas
NGL

FY 16 Production


9%
2
Mboepd
42%
49%
Oil
Natural Gas
NGL

Well Locations


5%
1,150
Locations
95%
PDP
Remaining
Locations

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 35

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    36          OFFSHORE PORTFOLIO REVIEW

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    37    70%    19%    11%    71%  Oil    27%  Natural Gas    2%  NGL    SE Asia    Gulf of Mexico    CA Offshore    83  Mboepd    FY 16 Production          Hibernia  Terra Nova    Gulf of Mexico              70%    20%    10%    53%  Oil    45%  Natural  Gas    2%  NGL    2016 Proved Reserves    SE Asia    US Offshore    CA Offshore    225  MMboe        Vietnam                  •Medusa    •Front Runner    •Dalmatian    •Habanero    •Tahoe            •Kodiak    •Thunder Hawk    •Hoffe Park    •>100 US GOM Blocks    •Deepwater Block 5            Gulf of Mexico    •Hibernia     •Terra Nova           Canada Offshore    Malaysia & Brunei    •Kikeh    •Siakap    •Sarawak    •Kakap-Gumusut           •BlockH    •CA-1    •CA-2          •15-1/05 LDV    •Cuu Long Basin    •PhuKhanhBasin    •Nam Con Son Basin          Vietnam    •Vulcan Basin    •Ceduna Basin          Australia    Established Offshore Business

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    38    84%    5%    11%    Oil    NGL    Natural Gas    25   Mboepd    FY 2016 Production      34%    66%    2016 Proved Reserves    Canada Offshore    GOM    68  MMboe      North America Offshore Highlights          Gulf of Mexico (Operated)    Medusa –60% WI  •First Production: November 2003    •FY 16 Net Production: 4,700 boepd    •Field Expansion: 2015      Front Runner –62.5% WI  •First Production: December 2004    •FY 16 Net Production: 2,100 boepd        Dalmatian –70% WI  •First Production: April 2014    •FY 16 Net Production:3,400 boepd    •South Extension Expansion: 2015        Gulf of Mexico (Non-Op)  •FY 16 Net Production:  6,300 boepd    •Kodiak –29% WI,Up to 20,000 boepd Gross Production        Canada Offshore (Non-Op)    Hibernia –6.5% WI  •First Production: 1997    •FY 16 Net Production:6,000 boepd      Terra Nova –10.475% WI  •First Production: 2002    •FY 16 Net Production:2,730 boepd          Canada   Offshore        Gulf of Mexico        Murphy Lease      Murphy HBP    Murphy Facility

Malaysia Offshore Overview



Murphy Lease
Oil Field
Gas Field
Pipeline
Block H
Block K
CA-1
CA-2
Paus
SK2A
SK405B
SK314A
Kota Kinabalu
Kimanis
SABAH
Bandar Seri Begawan
BRUNEI
Miri
INDONESIA
BORF
Bintulu
0
50 Miles

Extensive Operating Experience in the Area Over 15 Years

Long Life, Shallow Decline Assets Provide Steady Cash Flow

Brent Linked Pricing Provides Diversity to North American Operations

Strong Relationships with Local NOCs

- Block H FLNG with PETRONAS Targeting First Production in 2020
- Brunei Natural Gas Discovery

2016 Proved Reserves



156
MMboe
37%
27%
36%
Sarawak
Block K
Block H

FY 2016 Production



58
Mboepd
1%
34%
65%
Oil
Natural Gas
NGL

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 39

Vietnam Cuu Long Basin LDV Project

35% Farm-In to Block 15-1/05

- Prolific Basin
- Joint Venture with PetroVietnam EP (40% Op) & SK Innovation (25%)
- Significant Discovered Resource in Lac Da Vang (LDV) Field
- Development Planning in Progress
- Additional Oil Discovery in Lac Da Nau (LDN)
- Exploration Well Planned 3Q 17
- Running Room with Nearby Blocks



Murphy Lease
Oil Field
Gas Field
VIETNAM
15-1/05
LDV DRO
LDN Discovery
Miles
0
25

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 40

Gulf of Mexico Exploration

Gulf of Mexico – Hoffe Park

- Murphy 25% WI (Non-Op), Chevron 75% WI
- Discovery Delineation Plan Being Developed
- Expected F&D Range $8/boe to $10/boe

Mexico – Deepwater Block 5

- Murphy 30% WI (Operator)
- Most Contested Block
- Well Spud Late 2018
- Block Highlights
  - ~110 US GOM Blocks
  - Water Depth 2,000 - 3,900 ft
- New Seismic Purchased – Positive Insight

Future Mexico Bid Rounds Ahead



Murphy Lease
Murphy HBP
Oil Field
Gas Field
HOFFE PARK
Miles
0
50
Deepwater Block 5
0
50 Miles

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 41

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    42    Competitive Offshore Returns    •Competitive Project Economics at Significantly Lower Oil Price     •Reduced Competition Due to Fewer Active Players    •Costs Continue to Decline    •Innovative Financing Options Offered by Vendors            Tie-Back Example     $90 WTICase     $60 WTI Case       Reserves (MMboe)     56     56       CAPEX ($MM)     830     680       F&D ($/boe)     15     12       OPEX ($/boe)     17     10       IRR (%)     26     27           0    20    40    60    80    0    4    8    12    16    20    2014    2015    2016    2017    2018    2019    2020    2021    2022    2023    2024    2025    2026    2027    2028    2029    2030    2031    2032    2033    2034    Reserves (MMboe)    Production (Mboepd)    BOEPD    Reserves      Production & Reserves –Tieback Example      Exploration “Sweet Spot”  Increasing Price  Lower Cost      Exploration “Sweet Spot”  Increasing Price  Lower Cost    0    8    16    24    32    40    0    30    60    90    120    150    2004    2008    2012    2016E    2020E    Exploration Spend (US$B)    Brent Price ($/BBL)  Spend per Well (US$MM)    Brent Price    Spend per Well    Exploration Spend      Source: WoodMackenzie    Cyclical Nature of Exploration

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    43        LOOKING AHEAD

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    44     -     25     50     75     100     125     150     175     200     225     250    2017 E    2020 E      Net Production      *Not Including Corporate Effects     Onshore    Net Production, Mboepd    Budget Assumptions       2017     2018       WTI     $52/bbl     $60/bbl     Assumes 2% Inflation Thereafter       HH     $3.10/mcf     $2.91/mcf     Assumes 2% Inflation Thereafter         Advantages of a Balanced Portfolio Driving Long-Term Plan    2017 –2020 Plan  •Long Term Oil-Weighted Production Growth Within Cash Flow from Existing Assets    •Generating Cumulative Adjusted Free Cash Flow of ~$400 MM by 2020 Including Dividend Payments    •EBITDA CAGR 15 –20%    •Stable Offshore Production Providing Cumulative Free Cash Flow of ~$1.7 BN*    •Onshore Assets Drive Long Term Production Growth with Production CAGR of 10 –15%        Offshore    Offshore    Onshore    $0    $200    $400    $600    $800    $1,000    $1,200    $1,400    $1,600    $1,800    $2,000    2017 E    2020 E    $ Thousands    EBITDA

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    45    A Look Back at 2016

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    46    Increasing Long Term Global Oil Demand  Outstanding Safety& Environmental Performance  Maintaining Oil-Weighted & Diversified Reserve Base   Preserving Shareholder Value  Growing North American Onshore Production  Generating Free Cash Flow Offshore Production  Entering Exploration at Bottom of Cycle  Executing Long Term Plan with Balanced Portfolio                Takeaways

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    47      APPENDIX

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    48    Appendix    •Non-GAAP Reconciliation    •Bloomberg Definitions    •Abbreviations/Definitions    •Additional Slides

Non-GAAP Financial Measure Definitions & Reconciliations

The following list of Non-GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non-GAAP financial measure definitions and related reconciliations.

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 49

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    50    Non-GAAP Reconciliation    ADJUSTED EARNINGS  Murphy defines Adjusted Earnings as net income adjusted to exclude discontinued operations and certain other items that affect comparability between periods.      Adjusted Earnings is used by management to evaluate the Company’s operational performance and trends between periods and relative to its industry competitors.  Adjusted Earnings, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP).  Adjusted Earnings has certain limitations regarding financial assessments because it excludes certain items that affect net income.  Adjusted Earnings should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.    $ Millions     Three Months Ended –March 31, 2017     Three Months Ended –March 31, 2016       Net Income (loss)     58.5     (198.8)       Discontinued operations earnings     (1.0)     (0.7)       Mark-to-market loss (gain) on crude oil derivate contracts     (26.0)     13.3       Foreign exchange (gains) losses     11.6     (1.7)       Gain on sale of Seal     (96.0)     -       Deferred tax on undistributed foreign earnings     54.6     -       Tax benefits on investments in foreign areas     (11.9)     -       Impairment of assets     -     68.9       Restructuring charges     -     6.2       Adjusted Earnings (Loss)     (10.2)     (112.8)

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    51    Non-GAAP Reconciliation    EBITDA  Murphy defines EBITDA as income from continuing operations before income taxes,  depreciation, depletion and amortization (DD&A), net interest expense, and impairment expense.    Management believes that EBITDA provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders. EBITDA per barrel is computed by taking EBITDA divided by total barrels of oil equivalents produced during the respective periods.    EBITDA, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP).  EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities.  EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.    $ Millions     Three Months Ended –March 31, 2017     Three Months Ended –March 31, 2016       Income (loss) from continuing operations      57.5     (199.5)       Income tax expense (benefit)     97.4     (65.5)       Interest expense, net of interest   capitalized     44.6     30.3       DD&A expense     236.2     286.1       Impairment of long-lived assets     -     95.1       Consolidated EBITDA (Non-GAAP)     435.7*     146.5         *Includes $132.4 million pre-tax gain on sale of Seal properties in Canada in January 2017

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    52    Non-GAAP Reconciliation    EBITDAX  Murphy defines EBITDAX as income from continuing operations before income taxes, exploration expenses, depreciation, depletion and amortization (DD&A), net interest expense, and impairment expense.  Management believes that EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders. EBITDAX per barrel is computed by taking EBITDAX divided by total barrels of oil equivalents produced during the respective periods.  EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income ,cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.    $ Millions     Three Months Ended –March 31, 2017     Three Months Ended –March 31, 2016       Income (loss) from continuing operations      57.5     (199.5)       Income tax expense (benefit)     97.4     (65.5)       Interest expense, net of interest capitalized     44.6     30.3       DD&A expense     236.2     286.1       Exploration expense     28.7     26.9       Impairment of long-lived assets     -     95.1       Consolidated EBITDAX (Non-GAAP)     464.4*     173.4         *Includes $132.4 million pre-tax gain on sale of Seal properties in Canada in January 2017

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    53    Bloomberg Definitions    •TSR = Total Shareholder Return Based on 2016YE Adjusted Share Price, which Accounts for all Corporate Actions such as Stock Splits, Dividends/Distributions and Rights Offerings    •Net Income/BOE = Net Income (Loss) as Reported / Total Annual Production    •EBITDA = Loss from Continuing Operations -Interest & Other Income + Income Tax Expense (Benefit) + Interest Expense -Interest Capitalized + DD&A    •EBITDA/BOE = EBITDA / Total Annual Production    •Production Netback = E&P Revenues/BOE -Lifting Costs/BOE (E&P Revenues are Net of Royalties and Realized Hedging Gains and Losses, BOE is Total Annual Production)    •Lifting Costs = Lease Operating Expenses + Severance and Ad Valorem Taxes    •Organic Reserve Replacement = (Revisions + Improved Recovery + Extensions & Discoveries) Proved Reserves / Total Annual Production    •R/P = YE Proved Reserves / Total Annual Production    •Total Reserve Replacement Cost (FD&A) = (Exploration + Development + Property Acquisition) Costs / (Revisions + Improved Recovery + Extensions/Discoveries + Purchases) Proved Reserves

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    54    Abbreviations/Definitions     BBL:  barrels (equal to 42 US gallons)  BCF:  billions of cubic feet  BCFE: billion cubic feet equivalent  BN:  billions  BOE: barrels of oil equivalent (1 barrel of oil or                   6000 cubic feet of natural gas)  BOEPD:  barrels of oil equivalent per day  BOPD:  barrels of oil per day  CAGR:  compound annual growth rate  D&C:  drilling & completion  DD&A:depreciation, depletion & amortization  EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense, and impairment expense (Murphy Oil definition)  EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses, and impairment expense (Murphy Oil definition)    MMCF:  millions of cubic feet  MMCFD:  millions of cubic feet per day  MMCFEPD:million cubic feet equivalent per day  MMSTB:  million stock barrels  NA:  North America  Net Debt:  Current Debt plus Long-Term Debt minus Cash minus Liquid Investment Securities  NGL:  natural gas liquid  ROR:  rate of return  R/P:  ratio of reserves to annual production  TCF:  trillion cubic feet  TCPL:  TransCanada Pipeline  TOC:  total organic content  WI:  working interest  WTI:  West Texas Intermediate (a grade of crude oil)    EFS:  Eagle Ford Shale  EUR:  estimated ultimate recovery  F&D:  finding & development  FLNG:  floating liquefied natural gas  G&A:  general and administrative expenses  GOM:  Gulf of Mexico  HCPV:  hydrocarbon pore volume   JV:  joint venture  LOE:  lease operating expense  LLS:  Light Louisiana Sweet (a grade of crude oil)  LNG:  liquefied natural gas  MBOE:  thousands barrels of oil equivalent  MBOEPD:  thousands of barrels of oil equivalent per day  MCF:  thousands of cubic feet  MCFD:  thousands cubic feet per day  MM:  millions  MMBOE:  millions of barrels of oil equivalent

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    55    Murphy Oil Corporation    •Global, Diversified Asset Base with Long Term Growth Within Cash Flows    •Growing North American Onshore Unconventional Assets    •Stable Cash Flows from Long-Lived Offshore Assets    •Stabilized Production Post Oil Price Collapse    •Low Leverage with Appropriate Liquidity and Manageable Debt Maturities    •Top Quartile Dividend Yield    •Proven Safety & Environmental Track Record Across All Operations              Duvernay  Montney    Hibernia  Terra Nova    Eagle Ford Shale    US Gulf of Mexico    Malaysia/Brunei    Ho Chi Minh City    Perth    Calgary    El Dorado    Kuala Lumpur    Houston    Mexico Deepwater    Vietnam    Vulcan Basin    Ceduna Basin      Exploration/Production    Office

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    56    Outstanding Year in Safety & Environment    0.00    0.05    0.10    0.15    0.20    0.25    0.30    0.35    2015    2016    Combined TRIR      TRIR Y-O-Y    2016 Safety Milestones  •Five Recordable-Free Months    •No Employee Recordable Incidents    •Canada & Gulf of Mexico 1+ Year Incident-Free    •Leader in Safety Performance      2016 Environmental Milestones  •Gulf of Mexico –Spill Free    •Canada –300+ Days Since Last Spill            Spill Rate Y-O-Y    0.00    0.05    0.10    0.15    0.20    0.25    2015    2016    Oil Spills = bbl per MMboe          IOGP Spill Frequency Rate Definition: # Oil Spills >1 bbl per MMboe (Gross Operated Production), Outside of Secondary Containment to the Natural Environment    TRIR = Total Recordable Incident Rate

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    57        2016 Overview     •Stabilized Production for Future Growth     •Balanced, Low Risk NA Onshore and Free Cash Generating Offshore Production    •Premium Priced, Oil-Weighted (62% Liquids), Brent & LLS Production      •Reduced Capital Spending Program    •Lowered Controllable Cost Structure     •Renegotiated Unsecured Revolving Credit Facility –Zero Drawn      •Monetized Midstream Assets –Top of Cycle    •Monetized Heavy Oil Asset –Mid Cycle     •Entered New Unconventional Asset –Bottom of Cycle    •Entered New Exploration Opportunities –Bottom of Cycle                 Progressing the Portfolio While Maintaining Asset Balance    Maintaining Balance Sheet Strength Through Capital Discipline    Stabilizing Production With Balanced Assets      $

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    58    Price Impact as % of Proved Reserves, 2015 vs 2016                Forecasted Development Costs per PUD BOE,CAGR 2013 –2016              4    5    6    7    8    9    10    11    12    0    100    200    300    400    500    600    700    800    2012    2013    2014**    2015**    2016***    Years    Proved Reserves, MMboe    Proved Reserves & Reserves Life    Proved    R/P      **2014 and 2015 includesimpact of Malaysia sell-down  ***2016  includesimpact of Syncrude divestiture      Predominately Natural Gas E&P Companies  Source: Company 2016 10-Ks      Preserving Oil-Weighted & Diversified Reserve Base   •Added 52 MMboe Reserves in Acquisitions    •Increased Reserve Life Index to 10.6 Years from 10.2 Years    •3 Year Reserves Life Increase of 16%     •3 Year Rolling Average of Reserves Replacement 154%    •3 Year Cumulative F&D Costs of ~$16/BOE        2016 Reserves

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    59    $0.0    $0.5    $1.0    $1.5    $2.0    $2.5    $3.0    $3.5    $4.0    Equity Issuances ($MM)    Equity Issuances 2015 –2016  $22 BN Equity Issuances     PeerGroup: APA, APC, CHK, COG, DVN, ECA, EOG, HES, MRO, NBL, NFX, PXD, RRC, SWN, WLL, XEC  Source:  Bloomberg, as of March8, 2017      •No Issuance of Equity in Downturn    •Stabilized Production for Future Growth Within Cash Flow    •Maintained Top Quartile Dividend Yield    •29% Net Debt / Total Capitalization    •2.5x Net Debt / EBTIDA            0%    1%    2%    3%    4%    5%    MUR    Dividend Yield %      Peer Group: APA, APC, CHK, COG, DVN, ECA, EOG, HES, MRO, NBL, NFX, PXD, RRC, SWN, WLL, XEC  Source:  Bloomberg, as of May 5, 2017    Preserved Shareholder Value    MUR

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    60    $0    $5    $10    $15    $20    $25      -$60    -$50    -$40    -$30    -$20    -$10    $0      EBITDA ($/BOE)    Net Income ($/BOE)    Production Netback ($/BOE)    Oil Peer Group Benchmarking 2016 YE    2016 TSR    Source: Bloomberg   Note: Please refer to appendix for definitions of terms as used by Bloomberg  Oil Peers Have Over 50% Liquid Weight in YE2016 Reserves: APC, APA, DVN, EOG, HES, MRO, NFX, PXD, WLL        Production Netback = E&P Revenues/BOE -Lifting Cost/BOE   E&P Revenues Net of Royalties & Realized Hedging Gains & Losses    MUR    MUR    MUR    MUR    0%    10%    20%    30%    40%    50%      Mean 39%    -$10    -$5    $0    $5    $10    $15    $20      Mean $6/BOE    Mean $16 MM

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    61    3-Year Total Reserve Replacement Cost (FD&A, $/BOE)    Reserve Life Index (Years)    Lifting Costs Change Y/Y    3-Year Organic Reserve Replacement    Oil Peer Group Benchmarking 2016 YE    Source: Bloomberg   Note: Please refer to appendix for definitions of terms as used by Bloomberg  Oil Peers Have Over 50% Liquid Weight in YE2016 Reserves: APC, APA, DVN, EOG, HES, MRO, NFX, PXD, WLL        -35%    -30%    -25%    -20%    -15%    -10%    -5%    0%    5%      Mean 18%    MUR    0%    25%    50%    75%    100%    125%    150%    175%    200%    225%      Mean 90%    0    2    4    6    8    10    12    14    16      MUR    Mean 9.8 Years    $0    $10    $20    $30    $40    $50    $60    $70    $80    $90      N/A    Mean $35/BOE    MUR    MUR

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    62          The Key to Our Success    Continue to be a PREFERRED PARTNER to NOCs and Regional Independents    BALANCE our Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays    DEVELOP AND PRODUCE Fields in a Safe, Responsible, Timely, and Cost Effective Manner     ACHIEVE AND MAINTAIN a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio     Develop DIFFERENTIATED PERSPECTIVES In Underexplored Basins and Plays

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    63    Develop DIFFERENTIATED PERSPECTIVES In Underexplored Basins and Plays    Low Cost Entry Into Kaybob Duvernay  •Attributes of Eagle Ford Shale –Oil, Condensate, Natural Gas    •Significant Upside Ahead –Downspacing& De-risking Oil & Condensate Windows    •Marketing Advantage    •Leverage North American Operations & Technical Team        Successful Farm-in of Vietnam Block 15-01   •Prolific Cuu Long Basin –35% WI    •Successful Well Test    •Ongoing Field Development Work    •Working to Expand Position

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    64    •Solid Reputation in SE Asia Led to PetroVietnam Partnership & New Block Entry    •Strong Relationship with Global Leader in LNG –PETRONAS    •Selected by Joint Venture Partner in Kaybob Duvernay Entry    •Selected as Operator by Successful Gulf of Mexico Exploration Company     •Selected as Leader of Bid Group in Deepwater Mexico –Most Contested Block in Lease Sale    •Competitive Advantage –Solid Onshore Player with Capable Deepwater Execution Ability            Continue to be a PREFERRED PARTNERto NOCs and Regional Independents

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    65    •Rebuilding Opportunity Set in Deepwater at Bottom of Cycle    •Stabilizing Production     •North American Onshore Assets –Unconventional Focus    •Eagle Ford Shale –Low Cost Entry, Oil-Weighted Production     •MontneyNatural Gas –Low Cost Operations with Long Term Expansion Opportunities    •New Kaybob Duvernay –Low Cost Entry, Multi-Year Running Room with Resource Upside              BALANCEour Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays

DEVELOP AND PRODUCE Fields in a Safe, Responsible, Timely, and Cost Effective Manner

2016 Outstanding Year in Health, Safety & Environmental Performance

Established Cost Focus Culture

- Reduced LOE per BOE 35% 2014 – 2016
- Lowered G&A 30% 2014 – 2016

Onshore Efficiencies

- Achieved Top Quartile NA Onshore Operator in LOE ~$7.35/BOE
- Gained Y-O-Y Drilling & Completion Efficiencies of 10%
- Drilled Kaybob Duvernay Pacesetter Wells Early in Appraisal Plan
- Established Remote 24 Hour Field Monitoring in Eagle Ford Shale

Offshore Performance

- Accomplished >95% Uptime for Offshore Operated Assets
- Executed Successful Kikeh FPSO 10 Day Shutdown On Time & On Budget






MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 66

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    67     -     25     50     75     100     125     150     175     200     225     250    2017 E    2020 E      Net Production      *Not including corporate effects     Onshore    Net Production, mboepd    Budget Assumptions       2017     2018       WTI     $52/bbl     $60/bbl     Assumes 2% inflation thereafter       HH     $3.10/Mcf     $2.91/Mcf     Assumes 2% inflation thereafter         Offshore    Offshore    Onshore    $0    $200    $400    $600    $800    $1,000    $1,200    $1,400    $1,600    $1,800    $2,000    2017 E    2020 E    $ Thousands    EBITDA              2017 –2020 Plan  •Long Term Oil-Weighted Production Growth Within Cash Flow from Existing Assets    •Generating Cumulative Adjusted Free Cash Flow of ~$400 MM by 2020 Including Dividend     •EBITDA CAGR 15 –20%    •Stable Offshore Production Providing Cumulative Free Cash Flow of ~$1.7 BN*    •Onshore Assets Drive Long Term Production Growth with Production CAGR of 10 –15%        ACHIEVE AND MAINTAIN a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio

MURPHY OIL CORPORATION    www.murphyoilcorp.com    NYSE: MUR    68    Looking Toward Our Future    Re-Focus  •Ongoing Cost Focused Culture    •Maintained Balance Sheet Strength    •Poised for Value-Added Production Growth        Re-Balance  •Acquire New Unconventional North American Onshore Assets    •Position Offshore Exploration in Downturn    •Farm-in of Vietnam        Re-Energize  •Lever Onshore Continuous Improvement Mindset Across Company    •Capitalize on Technological Advances in Both Onshore and Offshore     •Poised for Production Growth in Price Recovery     •Focus on Strategic Business Development